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dhirsch@kwbhlaw.com

December 15, 2017

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: TriState Capital Holdings, Inc. (the “Company”) - Registration Statement on Form S-3

Ladies and Gentlemen:

Submitted with this letter for filing on behalf of the Company is a Registration Statement on Form S-3 relating to the registration of the offering by the Company of up to $170,000,000 in the aggregate of (i) shares of common stock of the Company, (ii) shares of preferred stock of the Company, (iii) debt securities of the Company (iv) depositary shares of the Company representing fractional interests in its preferred stock, (v) warrants of the Company to purchase common stock, preferred stock or other securities of the Company and (vi) units of securities of the Company composed of any combination of the foregoing securities. The Registration Statement also relates to the registration of 4,878,049 shares of Common Stock of the Company by the selling stockholders named in the Registration Statement.

On December 14, 2017, in anticipation of this filing, the Company caused the filing fee of $35,286, to be wired to the Commission’s lockbox account at U.S. Bank.

It is the intent of the registrant to have the Registration Statement declared effective as soon as possible.

Please contact me with any questions or comments you may have regarding this filing.

Very truly yours,

/s/ David J. Hirsch

David J. Hirsch

DJH/dh